Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Paul T. Hanrahan, President and Chief Executive Officer of The AES Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)             the Interim Report on Form 10-Q for the quarter ended June 30, 2005 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)             information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of The AES Corporation.

Dated: January 19, 2006

/s/ PAUL T. HANRAHAN
Paul T. Hanrahan
President and Chief Executive Officer